UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material under §240.14a-12

Ingredion Incorporated

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts!
INGREDION INCORPORATED 2021 Annual Meeting Vote by May 18, 2021 11:59 PM EDT. For shares held in a Plan, vote by May 14, 2021 11:59 PM EDT.

INGREDION INCORPORATED 5 WESTBROOK CORPORATE CENTER WESTCHESTER, IL 60154

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 You invested in INGREDION INCORPORATED and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2021.

 Get informed before you vote

View the Notice and Proxy Statement and our Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect 11 nominees nominated by the Company’s Board of Directors to serve as Directors for a term of one year.

Nominees:

1a.	Luis Aranguren-Trellez	For

1b.	David B. Fischer	For

1c.	Paul Hanrahan	For

1d.	Rhonda L. Jordan	For

1e.	Gregory B. Kenny	For

1f.	Barbara A. Klein	For

1g.	Victoria J. Reich	For

1h.	Stephan B. Tanda	For

1i.	Jorge A. Uribe	For

1j.	Dwayne A. Wilson	For

1k.	James P. Zallie	For

2.	To approve, by advisory vote, the compensation of the Company’s “named executive officers.”	For

3.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.	For

4.	To approve an amendment to the Ingredion Incorporated Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan.	For

NOTE: To transact other business, if any, that is properly brought before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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